UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2006

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, CA 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 1.01.	Entry into a Material Definitive Agreement.

Approval of an Amendment to the Forms of Non-Qualified Stock Option Agreement, the Form of Restricted Stock Units Agreement, and the Form of Stock Appreciation Rights Agreement

On October 12, 2006, the Compensation Committee of the Board of Directors of the Company approved an amendment to each of (i) the forms of Non-Qualified Stock Option Agreement for non-qualified stock option grants to employees under the 2002 Equity Compensation Plan (the “Plan”) and the 1999 Non-Executive Officer and Non-Director Equity Compensation Plan, (ii) the form of Restricted Stock Units Agreement for restricted stock unit awards to employees under the Plan and (iii) the form of Stock Appreciation Rights Agreement for stock appreciation rights awards to employees under the Plan (collectively, the “Agreements”). The amendment to each of the Agreements provides that the participant’s equity award shall automatically vest and become immediately exercisable or issuable in its entirety in connection with a change of control (as defined in the Agreements) in the event that the acquiror (as defined in the Agreements) does not assume, convert or replace the equity award or the participant’s employment is terminated without cause (as defined in the Agreements) or terminated by the participant for good reason under certain circumstances, within twenty-four months of the change of control. The Agreements were also amended to limit the participant’s relationships with competitors, suppliers and certain physician groups during the one year period following termination and to prohibit the participant from accepting employment or providing services where disclosure of confidential information would be inevitable because of the nature of the position.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Non-Qualified Stock Option Agreement – Employee (DaVita Inc. 2002 Equity Compensation Plan).

10.2	Form of Non-Qualified Stock Option Agreement-Employee (DaVita Inc. 1999 Non-Executive Officer and Non-Director Equity Compensation Plan).

10.3	Form of Restricted Stock Units Agreement – Employee (DaVita Inc. 2002 Equity Compensation Plan).

10.4	Form of Stock Appreciation Rights Agreement – Employee (DaVita Inc. 2002 Equity Compensation Plan).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: October 18, 2006	By:	/s/ Joseph Schohl
Joseph Schohl
Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1	Form of Non-Qualified Stock Option Agreement – Employee (DaVita Inc. 2002 Equity Compensation Plan).

10.2	Form of Non-Qualified Stock Option Agreement-Employee (DaVita Inc. 1999 Non-Executive Officer and Non-Director Equity Compensation Plan).

10.3	Form of Restricted Stock Units Agreement – Employee (DaVita Inc. 2002 Equity Compensation Plan).

10.4	Form of Stock Appreciation Rights Agreement – Employee (DaVita Inc. 2002 Equity Compensation Plan).